SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported) June 21, 2006

                  Presidential Associates I Limited Partnership
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)

           0-12210                                       04-2801596
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   (Commission File Number)                 (I.R.S. Employer Identification No.)

7 Bulfinch Place, Boston, Massachusetts                                 02114
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (617) 570-4600
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

      On June 21, 2006, the Registrant sent a letter to its limited partners recommending against tendering their units of limited partnership in the Partnership in connection with an offer made by Equity Resource Essex Fund LLC. The recommendation was based on the same reasons as the Registrant's recommendation to its limited partners against tendering their interests in the offer made by MPF-NY 2006 LLC, and MPF Senior Note Program I, LP set forth in its Schedule 14D-9 filed with the Securities and Exchange Commission on June 19, 2006. A copy of the June 21, 2006 letter is attached hereto as Exhibit 99.

ITEM 9.01 Financial Statements and Exhibits.

      (c) Exhibits

            99.   Letter dated June 21, 2006

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 23rd day of June, 2006.

                                              PRESIDENTIAL ASSOCIATES I LIMITED
                                              PARTNERSHIP

                                              By: Winthrop Financial Co., Inc.,
                                                  Managing General Partner


                                                  By: /s/ Peter Braverman
                                                      --------------------------
                                                      Peter Braverman
                                                      Executive Vice President